CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I,  Christopher  H.  Browne,   President  of  Tweedy,   Browne  Fund  Inc.  (the
"Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    JUNE 6, 2005                          /S/ CHRISTOPHER H. BROWNE
     -------------------------------           ---------------------------------
                                               Christopher H. Browne, President
                                               (principal executive officer)

I, Robert Q. Wyckoff, Jr., Treasurer of Tweedy, Browne Fund Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:    JUNE 6, 2005                          /S/ ROBERT Q. WYCKOFF, JR.
     -------------------------------           ---------------------------------
                                               Robert Q. Wyckoff, Jr., Treasurer
                                               (principal financial officer)